SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

PIMCO EQUITY SERIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

YOUR IMMEDIATE ATTENTION IS REQUESTED

April 9, 2021

Subject:            PIMCO Dividend and Income Fund

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important initiative pertaining to your investment in PIMCO Dividend and Income Fund. In order to proceed, we are requesting your immediate response by April 15, 2021. This matter pertains to an important strategic initiative for the Fund which requires your immediate response.

It is very important that we speak to you regarding this matter as soon as possible. The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested.

Please contact us toll-free at 1-800-814-8954 Ext. 12 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. During the call please have the enclosed form available

Thank you for your time and consideration.

Sincerely,

Thomas J. Nader

Executive Vice President

Shareholder Services

14944_E2_DI_O

YOUR IMMEDIATE ATTENTION IS REQUESTED

Shareholder Name Address 1 Address 2 Address 3

April 9, 2021

Subject:             PIMCO Dividend and Income Fund

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important initiative pertaining to your investment in PIMCO Dividend and Income Fund. In order to proceed, we are requesting your immediate response by April 15, 2021. This matter pertains to an important strategic initiative for the Fund which requires your immediate response.

It is very important that we speak to you regarding this matter as soon as possible. The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested.

Please contact us toll-free at 1-877-478-5042 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.

ID NUMBER:    1234567

Thank you for your time and consideration.

Sincerely,

Thomas J. Nader

Executive Vice President

Shareholder Services

14944_E2_DI_RN

YOUR IMMEDIATE ATTENTION IS REQUESTED

April 9, 2021

Subject:            PIMCO RAE Global ex-US Fund

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important initiative pertaining to your investment in PIMCO Global ex-US Fund. In order to proceed, we are requesting your immediate response by April 15, 2021. This matter pertains to an important strategic initiative for the Fund which requires your immediate response.

It is very important that we speak to you regarding this matter as soon as possible. The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested.

Please contact us toll-free at 1-800-814-8954 Ext. 12 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. During the call please have the enclosed form available.

Thank you for your time and consideration.

Sincerely,

Thomas J. Nader

Executive Vice President

Shareholder Services

14944_E2_RAE_EX_US_O

YOUR IMMEDIATE ATTENTION IS REQUESTED

Shareholder Name Address 1 Address 2 Address 3

April 9, 2021

Subject:            PIMCO RAE Global ex-US Fund

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important initiative pertaining to your investment in PIMCO RAE Global ex-US Fund. In order to proceed, we are requesting your immediate response by April 15, 2021. This matter pertains to an important strategic initiative for the Fund which requires your immediate response.

It is very important that we speak to you regarding this matter as soon as possible. The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested.

Please contact us toll-free at 1-877-478-5042 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.

ID NUMBER:    1234567

Thank you for your time and consideration.

Sincerely,

Thomas J. Nader

Executive Vice President

Shareholder Services

14944_E2_RAE_EX_US_RN

YOUR IMMEDIATE ATTENTION IS REQUESTED

April 9, 2021

Subject:            PIMCO RAE Global Fund

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important initiative pertaining to your investment in PIMCO RAE Global Fund. In order to proceed, we are requesting your immediate response by April 15, 2021. This matter pertains to an important strategic initiative for the Fund which requires your immediate response.

It is very important that we speak to you regarding this matter as soon as possible. The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested.

Please contact us toll-free at 1-800-814-8954 Ext. 12 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. During the call please have the enclosed form available

Thank you for your time and consideration.

Sincerely,

Thomas J. Nader

Executive Vice President

Shareholder Services

14944_E2_RAE_G_O

YOUR IMMEDIATE ATTENTION IS REQUESTED

Shareholder Name Address 1 Address 2 Address 3

April 9, 2021

Subject:    PIMCO RAE Global Fund

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important initiative pertaining to your investment in PIMCO RAE Global Fund. In order to proceed, we are requesting your immediate response by April 15, 2021. This matter pertains to an important strategic initiative for the Fund which requires your immediate response.

It is very important that we speak to you regarding this matter as soon as possible. The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested.

Please contact us toll-free at 1-877-478-5042 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.

ID NUMBER:    1234567

Thank you for your time and consideration.

Sincerely,

Thomas J. Nader

Executive Vice President

Shareholder Services

14944_E2_RAE_G_RN

PRIORITY NOTICE – PLEASE READ AND RESPOND

April 2, 2021

TO SIGNIFICANT INVESTORS IN PIMCO DIVIDEND AND INCOME FUND:

We recently contacted you regarding your investment in the PIMCO Dividend and Income Fund. Please be advised that, to date, the Fund has not received sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you. The Fund’s meeting was adjourned to April 16, 2021 to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights and, in this regard, we are reaching out to respectfully request that you vote your shares.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded for PIMCO Dividend and Income Fund, which has yet to reach the required participation level to approve or disapprove the proposals. As one of the most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME.

TO AVOID ADDITIONAL MAILINGS PLEASE USE ONE OF THE CONVENIENT VOTE METHODS BELOW:

1.	CALL ME at (877) 478-5042 Ext. 12. Please have the enclosed proxy card available at the time of the call.

2.

EMAIL ME at PIMCOVote@proxyonline.com. Send us an email note indicating your vote as FOR, AGAINST OR ABSTAIN. Your email must include the control number located on your proxy card(s) and your full name, exactly as it appears on your account.

3.

TAKE A PICTURE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to PIMCOVote@proxyonline.com. Be sure your photo captures the control number next to your signature in the lower left corner of the proxy card(s). It’s that easy!

As soon as your shares are voted, you will stop receiving any mailings requesting you to vote.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf. If you have any questions or want a copy of your Fund’s proxy statement, please call (877) 478-5042 Ext. 12.

Your time and consideration is greatly appreciated.

Thank you.

Thomas J. Nader
Executive Vice President
Proxy Services

14944_M1_DI_O

PRIORITY NOTICE – PLEASE READ AND RESPOND

April 2, 2021

TO SIGNIFICANT INVESTORS IN PIMCO DIVIDEND AND INCOME FUND:

We recently contacted you regarding your investment in the PIMCO Dividend and Income Fund. Please be advised that, to date, the Fund has not received sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you. The Fund’s meeting was adjourned to April 16, 2021 to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights and, in this regard, we are reaching out to respectfully request that you vote your shares.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded for PIMCO Dividend and Income Fund, which has yet to reach the required participation level to approve or disapprove the proposals. As one of the most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME.

TO AVOID ADDITIONAL MAILINGS PLEASE USE ONE OF THE CONVENIENT VOTE METHODS BELOW:

1.	CONTACT ME DIRECTLY at 212-235-5141. Please have the enclosed proxy card available at the time of the call.

2.

EMAIL ME at PIMCOVote@proxyonline.com. Simply send me an email instructing me to vote your position. Be sure to include your reference number found below, indicate your vote as FOR, AGAINST OR ABSTAIN and include your full name as noted on your account.

3.

TAKE A PICTURE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to PIMCOVote@proxyonline.com. Be sure to capture the ID number in the lower left corner of the proxy card.

REFERENCE NUMBER: 123456789

As soon as your shares are voted, there will be no more calls or mailings requesting your vote.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf. If you have any questions or want a copy of your Fund’s proxy statement, please call me at (212) 235-5141.

Your time and consideration is greatly appreciated.

Thank you.

Thomas J. Nader
Executive Vice President
Proxy Services

14944_M1_DI_RN

PRIORITY NOTICE – PLEASE READ AND RESPOND

April 2, 2021

TO SIGNIFICANT INVESTORS IN PIMCO RAE GLOBAL EX-US FUND:

We recently contacted you regarding your investment in the PIMCO RAE Global ex-US Fund. Please be advised that, to date, the Fund has not received sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you. The Fund’s meeting was adjourned to April 16, 2021 to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights and, in this regard, we are reaching out to respectfully request that you vote your shares.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded for PIMCO RAE Global ex-US Fund, which has yet to reach the required participation level to approve or disapprove the proposals. As one of the most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME.

TO AVOID ADDITIONAL MAILINGS PLEASE USE ONE OF THE CONVENIENT VOTE METHODS BELOW:

1.	CALL ME at (877) 478-5042 Ext. 12. Please have the enclosed proxy card available at the time of the call.

2.

EMAIL ME at PIMCOVote@proxyonline.com. Send us an email note indicating your vote as FOR, AGAINST OR ABSTAIN. Your email must include the control number located on your proxy card(s) and your full name, exactly as it appears on your account.

3.

TAKE A PICTURE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to PIMCOVote@proxyonline.com. Be sure your photo captures the control number next to your signature in the lower left corner of the proxy card(s). It’s that easy!

As soon as your shares are voted, you will stop receiving any mailings requesting you to vote.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf. If you have any questions or want a copy of your Fund’s proxy statement, please call (877) 478-5042 Ext. 12.

Your time and consideration is greatly appreciated.

Thank you.

Thomas J. Nader
Executive Vice President
Proxy Services

14944_M1_RAE_EX_US_O

PRIORITY NOTICE – PLEASE READ AND RESPOND

April 2, 2021

TO SIGNIFICANT INVESTORS IN PIMCO RAE GLOBAL EX-US FUND:

We recently contacted you regarding your investment in the PIMCO RAE Global ex-US Fund. Please be advised that, to date, the Fund has not received sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you. The Fund’s meeting was adjourned to April 16, 2021 to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights and, in this regard, we are reaching out to respectfully request that you vote your shares.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded for PIMCO RAE Global ex-US Fund, which has yet to reach the required participation level to approve or disapprove the proposals. As one of the most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME.

TO AVOID ADDITIONAL MAILINGS PLEASE USE ONE OF THE CONVENIENT VOTE METHODS BELOW:

1.	CONTACT ME DIRECTLY at 212-235-5141. Please have the enclosed proxy card available at the time of the call.

2.

EMAIL ME at PIMCOVote@proxyonline.com. Simply send me an email instructing me to vote your position. Be sure to include your reference number found below, indicate your vote as FOR, AGAINST OR ABSTAIN and include your full name as noted on your account.

3.

TAKE A PICTURE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to PIMCOVote@proxyonline.com. Be sure to capture the ID number in the lower left corner of the proxy card.

REFERENCE NUMBER: 123456789

As soon as your shares are voted, there will be no more calls or mailings requesting your vote.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf. If you have any questions or want a copy of your Fund’s proxy statement, please call me at (212) 235-5141.

Your time and consideration is greatly appreciated.

Thank you.

Thomas J. Nader
Executive Vice President
Proxy Services

14944_M1_RAE_EX_US_RN

PRIORITY NOTICE – PLEASE READ AND RESPOND

April 2, 2021

TO SIGNIFICANT INVESTORS IN PIMCO RAE GLOBAL FUND:

We recently contacted you regarding your investment in the PIMCO RAE Global Fund. Please be advised that, to date, the Fund has not received sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you. The Fund’s meeting was adjourned to April 16, 2021 to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights and, in this regard, we are reaching out to respectfully request that you vote your shares.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded for PIMCO RAE Global Fund, which has yet to reach the required participation level to approve or disapprove the proposals. As one of the most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME.

TO AVOID ADDITIONAL MAILINGS PLEASE USE ONE OF THE CONVENIENT VOTE METHODS BELOW:

1.	CALL ME at (877) 478-5042 Ext. 12. Please have the enclosed proxy card available at the time of the call.

2.

EMAIL ME at PIMCOVote@proxyonline.com. Send us an email note indicating your vote as FOR, AGAINST OR ABSTAIN. Your email must include the control number located on your proxy card(s) and your full name, exactly as it appears on your account.

3.

TAKE A PICTURE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to PIMCOVote@proxyonline.com. Be sure your photo captures the control number next to your signature in the lower left corner of the proxy card(s). It’s that easy!

As soon as your shares are voted, you will stop receiving any mailings requesting you to vote.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf. If you have any questions or want a copy of your Fund’s proxy statement, please call (877) 478-5042 Ext. 12.

Your time and consideration is greatly appreciated.

Thank you.

Thomas J. Nader
Executive Vice President
Proxy Services

14944_M1_RAE_G_O

PRIORITY NOTICE – PLEASE READ AND RESPOND

April 2, 2021

TO SIGNIFICANT INVESTORS IN PIMCO RAE GLOBAL FUND:

We recently contacted you regarding your investment in the PIMCO RAE Global Fund. Please be advised that, to date, the Fund has not received sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you. The Fund’s meeting was adjourned to April 16, 2021 to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights and, in this regard, we are reaching out to respectfully request that you vote your shares.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded for PIMCO RAE Global Fund, which has yet to reach the required participation level to approve or disapprove the proposals. As one of the most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME.

TO AVOID ADDITIONAL MAILINGS PLEASE USE ONE OF THE CONVENIENT VOTE METHODS BELOW:

1.	CONTACT ME DIRECTLY at 212-235-5141. Please have the enclosed proxy card available at the time of the call.

2.

EMAIL ME at PIMCOVote@proxyonline.com. Simply send me an email instructing me to vote your position. Be sure to include your reference number found below, indicate your vote as FOR, AGAINST OR ABSTAIN and include your full name as noted on your account.

3.

TAKE A PICTURE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to PIMCOVote@proxyonline.com. Be sure to capture the ID number in the lower left corner of the proxy card.

REFERENCE NUMBER: 123456789

As soon as your shares are voted, there will be no more calls or mailings requesting your vote.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf. If you have any questions or want a copy of your Fund’s proxy statement, please call me at (212) 235-5141.

Your time and consideration is greatly appreciated.

Thank you.

Thomas J. Nader
Executive Vice President
Proxy Services

14944_M1_RAE_G_RN

PIMCO EQUITY SERIES PIMCO RAE FUNDS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 26, 2021

The undersigned holder(s) of PIMCO Equity Series – PIMCO RAE Funds (the “Funds”), hereby appoint(s) Eric Johnson and Ryan Leshaw, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Portfolio (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on March 26, 2021 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated February 8, 2021. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

IF YOU ELECT TO VOTE BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MARCH 26, 2021.

The Proxy Statement is also available at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	AGAINST	ABSTAIN
PROPOSAL
2. To approve a new portfolio implementation agreement on behalf of the RAE Funds among PIMCO, Research Affiliates, LLC(“RALLC”), the RAE Funds’ sub-adviser, and Parametric;	O	O	O

4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

PIMCO EQUITY SERIES PIMCO DIVIDEND AND INCOME FUND

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 26, 2021

The undersigned holder(s) of PIMCO Equity Series – PIMCO Dividend and Income Fund (the “Fund”), hereby appoint(s) Eric Johnson and Ryan Leshaw, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Portfolio (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on March 26, 2021 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated February 8, 2021. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

IF YOU ELECT TO VOTE BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MARCH 26, 2021.

The Proxy Statement is also available at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	AGAINST	ABSTAIN

PROPOSAL
3. To approve a new portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC, the PIMCO Dividend and Income Fund’s sub-adviser, and Parametric;	O	O	O

4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING